Strategic Partners Opportunity Funds
Strategic Partners Focused Growth Fund

Prospectus dated April 30, 2003
Supplement dated October 20, 2003

The following replaces the section of the prospectus titled
"How the Trust is Managed - Manager-of-Managers Structure":

How the Trust is Managed - Manager-of-Managers Structure

With respect to each Fund, PI and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PI to enter into or amend agreements with Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with Advisers. Shareholders of the Funds still have the right to terminate these agreements at any time by a vote of the majority of the outstanding shares of the affected Fund. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements under the Order.






MFSP500C2